UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                     January 4, 2007
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-02199 (Commission File Number)	39-0126090 (I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Attached as Exhibit 12.1 to this Current Report on Form 8-K is a statement of computation of our ratios of earnings to fixed charges for the fiscal years ended December 31, 2001, 2002, 2003, 2004 and 2005 and the nine months ended September 30, 2005 and 2006. Such Exhibit 12.1 is hereby incorporated by reference into this Item 8.01 in its entirety.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: January 4, 2007	By:	/s/ Theodore F. Pound III
		Name:	Theodore F. Pound III
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.